UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On February 28, 2017, Towerstream Corporation (the “Company”) issued a letter to its shareholders. A copy of the letter is attached hereto as Exhibit 99.1. The information in this Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Letter to Shareholders dated February 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: March 2, 2017	By:	/s/ Frederick Larcombe
Frederick Larcombe
Chief Financial Officer